OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the “Fund”)

Supplement to the Fund’s Prospectus dated July 29, 2014

Effective as of the date of this supplement, the following replaces the information in the section entitled “Fund summaries: Optimum Fixed Income Fund – Who manages the Fund? – Investment manager – Delaware Management Company, a series of Delaware Management Business Trust”:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	August 2003
Roger A. Early, CPA, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager – International Debt	May 2007
J. David Hillmeyer, CFA	Vice President, Senior Portfolio Manager	April 2011
Steven A. Landis	Vice President, Senior Portfolio Manager – Emerging Markets Debt	September 2013
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014

Effective as of the date of this supplement, the following replaces the first two paragraphs of the biographical information in the section entitled “Who manages the Funds? – Sub-advisers and portfolio managers – Optimum Fixed Income Fund.”

Optimum Fixed Income Fund

Paul Grillo, Roger A. Early, Wen-Dar Chen, J. David Hillmeyer, Steven A. Landis, and Christopher M. Testa are primarily responsible for the day-to-day management of the Manager’s share of the Fund’s assets.

Mr. Grillo is a Senior Vice President and Co-Chief Investment Officer – Total Return Fixed Income Strategy and has been with Delaware Investments since 1993. Mr. Early is a Senior Vice President and Co-Chief Investment Officer – Total Return Fixed Income Strategy and rejoined Delaware Investments in March 2007. Mr. Early most recently worked at Chartwell Investment Partners as a Senior Portfolio Manager in fixed income from 2003-2007. From 2002 to 2003, Mr. Early was Chief Investment Officer for Fixed Income at Turner Investments. Dr. Chen is a Vice President and Portfolio Manager - International Debt and has been with Delaware Investments since mid-2004. Prior to joining Delaware Investments, Dr. Chen was a quantitative analyst in global asset-backed securities, credit strategies, and quantitative strategies at J.P. Morgan Securities. Mr. Hillmeyer is a Vice President and Senior Portfolio Manager, and has been with Delaware Investments since August 2007. Prior to joining Delaware Investments, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager/trader, and quantitative analyst. Mr. Landis is a Vice President and Senior Portfolio Manager – Emerging Markets Debt, and has been with Delaware Investments since May 2013. Prior to joining Delaware Investments, he worked with FH International Asset Management from 2000 to 2013 as a portfolio manager for emerging markets debt total return strategies. Mr. Testa is a Senior Vice President and Senior Portfolio Manager, and joined Delaware Investments in January 2014. Prior to joining Delaware Investments, he worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. From 2001 to 2009, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Mr. Grillo has held his Fund responsibilities since the Fund's inception, and Messrs. Early, and Chen assumed Fund responsibilities in May 2007. Mr. Hillmeyer assumed Fund responsibilities in April 2011, Mr. Landis assumed Fund responsibilities in September 2013, and Mr. Testa assumed Fund responsibilities in June 2014.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 6, 2014.